SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of The Securities Act of 1934


                                November 19, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Bell Microproducts Inc.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


          005-43709                                      94-3057566
     ---------------------                  ------------------------------------
     (Commission File No.)                  (IRS Employer Identification Number)


                              1941 Ringwood Avenue
                         San Jose, California 95131-1721
                                 (408) 451-9400
                ------------------------------------------------
                    (Address of Principal Executive Offices)


                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On November 19, 1998 (the "Closing Date"),  Bell Microproducts  Inc., a
California   corporation   (the   "Company"),   completed  its   acquisition  of
Toronto-based Tenex Data ("Tenex"), division of Axidata Inc. ("Axidata").

         The acquisition was accounted for as a purchase. The consideration paid by the Company to Axidata was approximately CDN$9.4 million consisting of (i) CDN$8.8 million as a 90-day loan to Axidata for the accounts receivable (which loan principal will be reduced by the amounts collected on such receivables) and
(ii) CDN$632,000 (representing the net book value of the other purchased assets minus the net book value of the assumed liabilities plus CDN$1.5 million). The Company financed the acquisition by using its bank line. In addition, Abitibi-Consolidated, Inc., parent company of Axidata, guaranteed the performance of Axidata.

         Tenex is a leading Canadian computer products distributor and the only major distributor in Canada focused on the mass storage components and systems market. Tenex distributes disk, tape and optical drives in addition to other data storage subsystems. Tenex reported revenues of US$35 million in 1997.

Item 7.  Financial Statements and Exhibits

         (a) The purchase of Tenex does not meet the materiality threshold of Regulation S-K and therefore the Company will not present audited financial statements nor pro forma financial information related thereto.

         (b)      Not applicable

         (c)      Exhibit

                  2.4 Asset Purchase Agreement between the Company, Axidata, Bell Microproducts Canada-Tenex Data ULC and Abitibi Consolidated Inc. dated November 19, 1998.

                  Certain schedules to the Agreement are listed on pages (7) and
(8) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Bell Microproducts Inc.

                                              By: /s/ Bruce M. Jaffe
                                                  ------------------------------
                                                      Senior Vice President
                                                      and CFO


                                                     Dated:  December 4, 1998

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                     EXHIBIT
                                       TO
                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                    --------

                             Bell Microproducts Inc.

                                    --------


                                November 19, 1998


================================================================================

                                INDEX TO EXHIBIT


                                                                   Sequentially
Exhibit                                                              Numbered
Number       Description                                               Page
------       -----------                                               ----
2.4          Asset Purchase  Agreement  between the Company,            8
             Axidata,  Bell Microproducts  Canada-Tenex Data
             ULC  and  Abitibi   Consolidated   Inc.   dated
             November 19, 1998.